Exhibit 10.9

                    SECOND AMENDMENT TO EMPLOYMENT AGREEMENT

         AMENDMENT, dated as of January 1, 2001 (the "Amendment"), to the Employment Agreement, dated as of February 1, 2000, by and between THCG Ventures, LLC, a Delaware limited liability company (the "Company") and Evan Marks (the "Executive"), as amended by the Amendment thereto dated as of August 9, 2000 (the "Agreement").

         WHEREAS, the Company and Executive desire to amend the Agreement pursuant to Section 11 thereof;

         NOW, THEREFORE, for good and valuable consideration, the adequacy of which is hereby acknowledged, the parties hereto hereby agree as follows:

         1. Section 2(a) of the Agreement is hereby amended to read as follows:

                  "(a) During the Term, the Executive shall serve as President and Chief Executive Officer of the Company and as President and Chief Operating Officer of the Company's parent corporation, THCG, Inc. ("THCG"), and shall report to managing member of the Company (the "Managing Member") and the Board of Directors of THCG and, in his capacity as President and Chief Operating Officer of THCG, to Board of Directors of THCG.

         3. Section 2(b) of the Agreement is hereby amended to read as follows:

                  "(b) The Executive shall have such authority and responsibility as is customary for such position or positions in businesses comparable in size and function, and such other responsibilities as may reasonable be assigned by the Managing Member or the Board of Directors of THCG, as applicable."

         4. Except as herein expressly amended, all terms and provisions of the Agreement are and shall remain in full force and effect.

         5. This Amendment shall be governed by the laws of the State of New
York.

         6. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                                          THCG, INC.

                                          By: /s/ Joseph D. Mark
                                              -------------------------
                                          Name: Joseph D. Mark
                                          Title: Co-Chairman of the Board
                                                    and Chief Executive Officer

                                          EXECUTIVE

                                          /s/ Evan Marks
                                          --------------
                                               Evan Marks

                                          THCG VENTURES,LLC

                                          By:  /s/ Evan Marks
                                               ----------------
                                          Name: Evan Marks
                                          Title: President


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